Exhibit 99.2

MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
	2005	2004	2005	2004
Net revenue	$192,014	$168,680	$376,774	$323,803
Operating expenses:
Personnel expense	59,402	52,415	116,615	99,427
Medical supplies expense	55,564	45,980	108,050	87,957
Bad debt expense	11,947	9,475	23,431	23,263
Other operating expenses	37,505	36,595	75,905	68,115
Pre-opening expenses	—	2,087	—	5,103
Depreciation	9,431	10,430	19,167	20,153
Amortization	290	290	580	580
Loss (gain) on disposal of property, equipment and other assets	71	33	74	(51)

Total operating expenses	174,210	157,305	343,822	304,547

Income from operations	17,804	11,375	32,952	19,256
Other income (expenses):
Interest expense	(7,775)	(6,742)	(15,773)	(13,062)
Interest and other income, net	621	161	1,016	396
Equity in net earnings of unconsolidated affiliates	886	1,147	1,655	1,724

Total other expenses, net	(6,268)	(5,434)	(13,102)	(10,942)

Income from continuing operations before minority interest, income taxes and discontinued operations	11,536	5,941	19,850	8,314
Minority interest share of (earnings) losses of consolidated subsidiaries	(4,402)	65	(8,401)	(1,026)

Income from continuing operations before income taxes and discontinued operations	7,134	6,006	11,449	7,288
Income tax expense	2,856	2,292	4,579	2,809

Income from continuing operations	4,278	3,714	6,870	4,479
Income (loss) from discontinued operations, net of taxes	(475)	(1,073)	1,473	(2,771)

Net income	$3,803	$2,641	$8,343	$1,708

Earnings (loss) per share, basic
Continuing operations	$0.24	$0.21	$0.38	$0.25
Discontinued operations	(0.03)	(0.06)	0.08	(0.15)

Earnings per share, basic	$0.21	$0.15	$0.46	$0.10

Earnings (loss) per share, diluted
Continuing operations	$0.22	$0.20	$0.36	$0.24
Discontinued operations	(0.02)	(0.06)	0.07	(0.15)

Earnings per share, diluted	$0.20	$0.14	$0.43	$0.09

Weighted average number of shares, basic	18,177	17,985	18,110	17,967
Dilutive effect of stock options	1,285	514	1,139	300

Weighted average number of shares, diluted	19,462	18,499	19,249	18,267

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended March 31,			Six Months Ended March 31,
	2005	2004	% Change	2005	2004	% Change
Statement of Operations Data:
Net revenue	$192,014	$168,680	13.8%	$376,774	$323,803	16.4%
Adjusted EBITDA (1)	$27,596	$22,128	24.7%	$52,773	$39,938	32.1%
Income from operations	$17,804	$11,375	56.5%	$32,952	$19,256	71.1%
Income from continuing operations	$4,278	$3,714	15.2%	$6,870	$4,479	53.4%
Earnings per share from continuing operations, basic	$0.24	$0.21	14.0%	$0.38	$0.25	52.2%
Earnings per share from continuing operations, diluted	$0.22	$0.20	9.5%	$0.36	$0.24	51.7%

(1)	See Supplemental Financial Disclosure—Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures.

	Three Months Ended March 31,			Six Months Ended March 31,
	2005	2004	% Change	2005	2004	% Change
Selected Operating Data (consolidated) ( a ):
Number of hospitals	11	11		11	11
Licensed beds ( b )	672	672		672	672
Staffed and available beds ( c )	631	585		631	585
Admissions ( d )	11,719	10,627	10.3%	22,602	20,213	11.8%
Adjusted admissions ( e )	15,617	13,386	16.7%	29,893	25,470	17.4%
Patient days ( f )	42,503	37,571	13.1%	79,661	71,659	11.2%
Adjusted patient days ( g )	56,521	47,252	19.6%	104,878	90,154	16.3%
Average length of stay (days) ( h )	3.63	3.54	2.5%	3.52	3.55	(0.8)%
Occupancy ( i )	74.8%	70.6%		69.4%	66.9%
Inpatient catheterization procedures	5,891	5,453	8.0%	11,699	10,107	15.8%
Inpatient surgical procedures	3,151	2,688	17.2%	5,926	5,010	18.3%
Hospital division revenue	$178,244	$155,019	15.0%	$349,473	$294,949	18.5%

	Three Months Ended March 31,			Six Months Ended March 31,
	2005	2004	% Change	2005	2004	% Change
Selected Operating Data (same facility):
Number of hospitals	9	9		9	9
Licensed beds ( b )	580	580		580	580
Staffed and available beds ( c )	547	531		547	531
Admissions ( d )	10,499	10,338	1.6%	20,365	19,924	2.2%
Adjusted admissions ( e )	14,206	13,037	9.0%	27,320	25,121	8.8%
Patient days ( f )	38,076	36,621	4.0%	71,420	70,709	1.0%
Adjusted patient days ( g )	51,401	46,110	11.5%	95,414	89,012	7.2%
Average length of stay (days) ( h )	3.63	3.54	2.5%	3.51	3.55	(1.1)%
Occupancy ( i )	77.3%	75.8%		71.7%	72.8%
Inpatient catheterization procedures	5,041	5,248	(3.9)%	10,141	9,902	2.4%
Inpatient surgical procedures	2,870	2,603	10.3%	5,401	4,925	9.7%
Hospital division revenue	$157,803	$149,927	5.3%	$310,872	$289,856	7.3%

(a)	Selected operating data includes consolidated hospitals as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.
(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.
(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.
(d)	Admissions represent the number of patients admitted for inpatient treatment.
(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.
(f)	Patient days represent the total number of days of care provided to inpatients.
(g)	Adjusted patient days is a general measure of combined inpatient and outpatient days. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.
(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.
(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES
(Unaudited)

     The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and six months ended March 31, 2005 and 2004.

	Three Months Ended March 31,		Six Months Ended March 31,
	2005	2004	2005	2004
		(in thousands)
Income from continuing operations	$4,278	$3,714	$6,870	$4,479
Add:
Income tax expense	2,856	2,292	4,579	2,809
Minority interest share of earnings (losses) of consolidated subsidiaries	4,402	(65)	8,401	1,026
Equity in net earnings of unconsolidated affiliates	(886)	(1,147)	(1,655)	(1,724)
Interest and other income, net	(621)	(161)	(1,016)	(396)
Interest expense	7,775	6,742	15,773	13,062
Loss (gain) on disposal of property, equipment and other assets	71	33	74	(51)
Amortization	290	290	580	580
Depreciation	9,431	10,430	19,167	20,153

Adjusted EBITDA	$27,596	$22,128	$52,773	$39,938